CAPITAL BANK
               DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS


                                    ARTICLE I
                                   DEFINITIONS

      1.1 "Account" means the memorandum account for each Participant detailing the Stock Units credited to the Participant.

      1.2 "Bank" means Capital Bank, a North Carolina banking corporation.

      1.3 "Beneficiary" means the person or persons, including estates and trusts, entitled to receive any benefits under this Plan which become payable as a result of a Participant's death.

      1.4 "Board" means the Bank's Board of Directors.

      1.5 "Common Stock" means the common stock of the Bank.

      1.6 "Compensation" means each Participant's compensation paid by the Bank for services as a Director, including retainer payments and amounts paid for attendance at Board and Board committee meetings.

      1.7 "Deferral Date" means January 1, 1998 and January 1 of each calendar year thereafter.

      1.8 "Director" means a member of the Bank's Board of Directors.

      1.9 "Disability" is any physical or mental condition which in the opinion of the Board makes continued service as a Director inadvisable.

      1.10  "Plan"  means  this   Deferred   Compensation   Plan  for  Outside
Directors.

      1.11 "Participant" means an eligible Director who participates in the Plan pursuant to Article III.

      1.12 "Stock Units" means the amounts credited to the Account of a Participant as described in Section 3.2.

                                   ARTICLE II
                                   ELIGIBILITY

      Any individual who is a member of the Bank's Board on or after June 19, 1997 and who is not also an employee of the Bank, is eligible to participate in the Plan.

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                                   ARTICLE III
                            DEFERRAL OF COMPENSATION

      3.1 Deferral Election. The individuals described in Article II shall be eligible to participate in the Plan and may do so by filing a written election with the Bank in the form attached or other form approved by the Bank. Elections shall state the amount of deferred Compensation to be credited to the Participant's Account as Stock Units. In the first year in which a Director becomes eligible to participate in the Plan, the newly eligible Director may make an election within 30 days after the date the Director becomes eligible to defer Compensation for services to be performed subsequent to the election. Except as otherwise provided herein, elections to defer payment of compensation must be made before the beginning of the calendar year for which the Compensation is payable and shall be irrevocable for such calendar year.

      Any election made pursuant to this Section shall remain in effect for all subsequent calendar years unless the Participant amends or revokes the election by delivering a revised written election to the Bank by December 31 of the calendar year preceding the calendar year to which the revised election applies.

      3.2 Crediting of Account. The amount of Compensation that is deferred by a Participant under the Plan will be credited to his or her Account on the dates such Compensation would otherwise have been paid to the Participant. The amount so credited shall be expressed as Stock Units. Each whole Stock Unit shall be deemed equivalent to one share of Common Stock, as constituted on the Deferral Date. The number of Stock Units to be credited to a Participant's Account shall be the number of whole and fractional shares of Common Stock determined by dividing 125% of the dollar amount of the deferred Compensation by the value of such Common Stock as of the Deferral Date. For such purposes, the value of such Common Stock shall be the last trading price of such Common Stock on the last trading day immediately preceding the Deferral Date. Effective as of the date the Bank shall pay any cash dividend in respect of its then outstanding shares of Common Stock, the number of Stock Units credited to each Participant's Account shall be increased by the number of whole and fractional shares of Common Stock determined by dividing (a) the last trading price of the Common Stock on the last trading day immediately preceding the dividend payment date into (b) the amount of cash dividend which would have been paid by the Bank on the dividend payment date in respect of the whole and fractional shares of Common Stock credited to the Participant's Account immediately prior to such dividend payment date had such Common Stock been issued and outstanding on the record date for such dividend.

                                   ARTICLE IV
                               PAYMENT OF BENEFITS

      4.1 Right to Benefits. Subject to the provisions of Article VI, a Participant (or his or her Beneficiary in the case of the Participant's death) shall be entitled to payment of benefits hereunder upon the first to occur of the Participant's death, Disability or retirement as a Director.

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

      4.2 Payment of Stock Units. Benefits represented by Stock Units shall be paid, in the Bank's sole discretion, either in stock or in cash. Benefits paid in stock shall be paid by the Bank by issuing an equivalent number of shares, rounded up to the next whole number, of authorized and unissued shares of Common Stock. Benefits paid in cash shall be paid at the value of the shares represented by the Stock Units on the date the Participant becomes eligible to receive benefits and shall be paid by the Bank, unless the Bank, in its sole discretion establishes a trust in connection with this Plan, in which case, such benefits may be paid by the trustee of such trust. For all such purposes, the value of such Common Stock shall be the last trading price of such Common Stock on the last trading day immediately preceding the date on which the Participant becomes eligible to receive such benefits. Payment shall be made to the Participant within 60 days after the Participant becomes eligible to receive such benefits.

                                    ARTICLE V
                                  BENEFICIARIES

      5.1 Designation of Beneficiary. A Participant may designate a Beneficiary to receive benefits under the Plan upon the Participant's death by filing a written designation with the Bank in the form attached or other form approved by the Bank. If more than one Beneficiary is named, the share and precedence of each Beneficiary shall be indicated. A Participant shall have the right to change the Beneficiary by submitting a revised written designation to the Bank but no such change shall be effective until acknowledged in writing by the Bank.

      If no Beneficiary is named pursuant to this Section 5.1, the Participant's Beneficiary will be the Participant's spouse, if any, or the Participant's estate, if the Participant has no spouse.

      5.2 Payment to Beneficiary. If the Bank has any doubt as to the proper Beneficiary to receive payments under the Plan, the Bank shall have the right to withhold those payments until the matter is finally determined to the satisfaction of the Bank. Any payment made by the Bank in good faith and in accordance with this Plan shall fully discharge the Bank from all further obligations with respect to such payment.

      In making any payment to or for the benefit of any minor or incompetent Beneficiary, the Board, in its sole and absolute discretion, may make a distribution to a legal or natural guardian or other relative of a minor or a court appointed committee of such incompetent. The Board may also, in its sole and absolute discretion, make a payment to any adult with whom the minor or incompetent temporarily or permanently resides. The receipt by a guardian, committee, relative or other person shall be a complete discharge to the Bank. Neither the Board nor the Bank shall have any responsibility to see to the proper application of any payments so made.

                                   ARTICLE VI
                        RECAPITALIZATION; REORGANIZATION

      6.1 Recapitalization or Stock Dividend. The number of Stock Units shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Bank resulting from a subdivision or consolidation of shares or the payment of a

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

stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Bank.

      6.2 Reorganization. Notwithstanding any other provision of the Plan, in the event of a dissolution or liquidation of the Bank or a merger or a consolidation in which the Bank is not the surviving corporation, other than a merger effected for the purpose of changing the Bank's domicile, each Participant shall be entitled to all benefits hereunder immediately prior to such dissolution, liquidation, merger or consolidation.

      6.3 Change in Control. In the event that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) other than the Bank commences a tender or exchange offer for the issued and outstanding shares of the Bank's Common Stock that, if successful, would result in the acquisition by such person of more than 50% of the total voting power of all issued and outstanding Common Stock entitled to vote on the election of Directors (when the shares of Common Stock to which such offer extends are aggregated with any other shares of Common Stock owned by such person at the time of commencement of such offer or otherwise acquired by such person during the pendency of such offer), each Participant shall be immediately entitled to all benefits hereunder.

      6.4 Administration by Board. To the extent that the adjustments relate to Common Stock or securities of the Bank, the adjustments described in this
Article VI shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

                                   ARTICLE VII
                           NATURE OF BANK'S OBLIGATION

      The Bank's obligation under this Plan shall be an unfunded and unsecured promise to pay benefits in the form of Common Stock. The Bank shall not be obligated under any circumstances to fund its financial obligations under this Plan. The Plan at all times shall be entirely unfunded both for tax purposes and for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Bank may, however, in its sole discretion at any time make provision for segregating assets of the Bank for payment of any benefits hereunder by establishing a trust to hold such assets.

      All assets which the Bank may acquire to help cover its financial liabilities, whether or not held in trust, are and remain general assets of the Bank subject to the claims of its creditors. The Bank does not give, and the Plan does not give, any beneficial ownership interest in any asset of the Bank to a Participant or his or her Beneficiary. All rights of ownership in any assets are and remain in the Bank.

      The Bank's liability for payment of benefits shall be determined only under the provisions of this Plan as it may be amended from time to time.




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                                  ARTICLE VIII
                                RIGHTS TO ASSETS

      8.1 Unsecured General Creditor Status. The rights of a Participant, Beneficiary or any other person claiming through the Participant or Beneficiary shall be solely those of an unsecured general creditor of the Bank. Such persons shall have the right to receive payments specified under this Plan only from the Bank or from any trust established in connection with the Plan and have no right to look to any specific or special property separate from the Bank to satisfy a claim for benefit payments.

      8.2 No Right to Specific Assets. A Participant, Beneficiary, or any other person claiming through the Participant or Beneficiary shall have no right, claim, security interests, or any beneficial ownership interest whatsoever in any general asset that the Bank may acquire or use to help support its financial obligations under this Plan. Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this Plan shall not be deemed to be held under a funded trust for the benefit of the Participant or his Beneficiary, and no general asset shall be considered security for the performance of the obligations of the Bank. Any such asset shall remain a general unpledged and unrestricted asset of the Bank. Notwithstanding the above, a Participant or Beneficiary may assert his or her rights under the Plan against a nonqualified trust established by the Bank in connection with the Plan, subject to the terms of such trust.

      A Participant's participation in the acquisition of any asset of the Bank shall not constitute a representation to the Participant, Beneficiary or any person claiming through the Participant or Beneficiary that any of them has a special or beneficial interest in any asset.

                                   ARTICLE IX
                                  VOTING RIGHTS

      No Participant or Beneficiary shall be deemed to receive any voting rights or any other rights and privileges enjoyed by shareholders of the Bank by reason of Stock Units being credited to his Account.

                                    ARTICLE X
                   TERMINATION, AMENDMENT, MODIFICATION OR
                           SUPPLEMENTATION OF THE PLAN

      The Board retains the sole and unilateral right to terminate, amend, modify or supplement this Plan, in whole or in part, at any time, but only with respect to future calendar years.

                                   ARTICLE XI
                      RESTRICTION ON ALIENATION OF BENEFITS

      No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any

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

manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to the benefit. If any Participant or Beneficiary under the Plan should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right to a benefit under this Plan, then such right or benefit, in the discretion of the Board, shall cease. In these circumstances, the Board may hold or apply the benefit, or any part of it, for the benefit of the Participant or Beneficiary, spouse, children, or other dependents of the Participant or Beneficiary, or any of them, in such manner and in such portion as the Board may deem proper.

                                   ARTICLE XII
                                   ARBITRATION

      In the event a Participant or Beneficiary disagrees with the amount of benefit to be paid as determined by the Bank and no satisfactory settlement can be reached, the claimant may submit the dispute to binding arbitration under the rules of the American Arbitration Association then in effect for Charlotte, North Carolina. The decisions of the arbitrator(s) shall be binding on all parties to the arbitration, and their heirs, successors and assigns.

                                  ARTICLE XIII
                                  GOVERNING LAW

      This Plan shall be governed by the laws of the State of North Carolina.

      IN WITNESS WHEREOF, the Bank does hereby adopt the Plan as of this the 19th day of June, 1997.

                                          CAPITAL BANK


                                          By: /s/ James A. Beck
                                              --------------------------------
                                              James A. Beck
                                              President  and  Chief  Executive
                                              Officer

ATTEST:


By: /s/ David A. Ehmig
   -------------------------
            Secretary



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



                                  CAPITAL BANK
               DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS

                                * * * * * * *

                             DEFERRAL ELECTION FORM

To:   Capital Bank

From: _____________________________________, Director

      Pursuant to Section 3.1 of the Capital Bank Deferred Compensation Plan for Outside Directors, I hereby elect to defer _____% of my Compensation (as defined in Section 1.6 of the Plan) for the current calendar year and for all subsequent calendar years. All such deferred Compensation shall be credited as Stock Units and shall be distributed to me when I cease to be a director of Capital Bank, or to my beneficiary in the event of my death, all in accordance with the terms of the Plan. This election shall be effective until the calendar year next beginning after the date on which I notify the Bank in writing to change or suspend future deferrals pursuant to the terms of the Plan.

      This election is signed this ____ day of __________, 19__.


                                          ---------------------------------
                                          Director

                                  CAPITAL BANK
               DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS

                                * * * * * * *

                          BENEFICIARY DESIGNATION FORM

Name  _____________________________         Social Security No. ----------------

Address     __________________________________________________________________

            __________________________________________________________________

      Upon my death the total value of my account in the Capital Bank Deferred Compensation Plan for Outside Directors shall be paid to the following designated beneficiary(ies) pursuant to the Plan:

A.    Primary Beneficiary(ies):


      Name (% share)    Address           Birth Date  Relationship      SS#
------------------------------------------------------------------------------

------------------------------------------------------------------------------

B.    Contingent Beneficiary(ies):


      Name (% share)    Address           Birth Date  Relationship      SS#
------------------------------------------------------------------------------

------------------------------------------------------------------------------

      Note: Unless specified otherwise, Contingent Beneficiaries will share in the death benefit only if none of the Primary Beneficiaries are living at the Participant's death. Eligible beneficiaries living at the Participant's death shall share in proportion to the relative share percentages specified or, if no percentages are specified, they shall share equally. If no designated beneficiaries are named or if none of the designated beneficiaries are living, benefits will be paid to the Participant's (1) spouse or (2) estate, in the order given.

      This designation is signed this ____ day of ______________, 19__.

                                          --------------------------------
                                          Participant